Exhibit 10.49

CONSULTING AGREEMENT

This CONSULTING AGREEMENT dated as of January 26, 2011 (this "Agreement"), by and between VIRAL GENETICS, INC. (the "Company"), and MARTIN ERIC WEISBERG (the "Consultant"). Each of the Company and the Consultant is sometimes herein also called a "Party" and collectively the "Parties".

WHEREAS, the Company desires to retain the Consultant to provide the Services (as hereinafter defined) to the Company, and the Consultant desires to provide the Services to the Company, upon the terms, provisions and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Retention of Consultant.

(a) The Company hereby retains the Consultant to provide the Services to the Company during the Consulting Period (as hereinafter defined), and the Consultant hereby agrees to provide the Services to the Company during the Consulting Period, all upon the terms, provisions and conditions contained in this Agreement.

(b) The retention of the Consultant hereunder is on a non-exclusive basis. Accordingly, the Company may and will engage other entities and persons to provide services to the Company that are similar to the Services. During the Consulting Period the Consultant will provide consulting services to other persons and entities, but not to any such person or entity whose business is directly and substantially similar to the business of the Company.

2. Services.

(a) The "Services" to be provided by the Consultant shall consist of, and shall be defined for purposes of this Agreement as providing general legal advice to the Company regarding contracts, corporate matters, mergers and acquisitions and the certain matters related to compliance with securities laws.

(b) The Consultant shall provide the Services faithfully, based upon his professional ability. In connection with the performance of the Services, the Consultant shall comply with all applicable laws and regulations and will not violate any such law or regulation. In regards to the performance of the Services, the Consultant will interface with the Company's President.

3. Consulting Period. The term of the retention and engagement of the Consultant under this Agreement shall commence on the date hereof and shall continue for the period of one (1) year (the "Consulting Period"). The Consulting Period may be extended by the mutual written agreement of the Company and the Consultant.

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4. Compensation.

(a) As compensation in full for the proper and satisfactory performance of the Services, the Consultant shall be paid a Consulting Fee (the "Consulting Fee"), which shall be paid monthly and shall be equal to $5,000 per month. The first payment of the Consulting Fee shall be made five (5) days after the execution and delivery of this Agreement and thirty (30) days thereafter for each month during the Consulting Period. The Consulting Fee shall be paid in cash, unless the Consultant elects, in his sole discretion, to receive payment of the Consulting Fee in shares of the Company's common stock.

(b) The Consultant shall be responsible for the payment of all taxes, levies and similar charges (whether federal, state or local, domestic or foreign) which are payable in respect of the Consulting Fee, and the Consultant shall indemnify the Company and its directors, stockholders, officers and agents, and their respective successors, assigns and personal representatives and hold each of them harmless with respect to the payment of any and all such taxes, levies and similar charges and any claim that any of them is responsible or liable for such payment. The Consultant acknowledges and agrees that the Consultant is not an employee of the Company and the Consultant has no right to participate in any of the Company's benefit plans or other plans available to employees of the Company.

5. Expense Reimbursement. The Consultant shall be entitled to reimbursement from the Company for reasonable out-of-pocket expenses incurred by the Consultant in connection with the performance of the Services. Any reimbursable expenses shall be invoiced and shall be paid within ten (10) days after the Company's receipt of the invoice. Any expenses in excess of $300 shall require the prior written authorization of the Company.

6. Relationship of the Parties. This Agreement is between two (2) independent contracting Parties and nothing herein shall constitute or create an employer-employee relationship, a partnership, a joint venture or any other joint enterprise or agent-principal relationship between the Parties. The Company is not a fiduciary of the Consultant. The Consultant shall not have the right to obligate or legally bind the Company and will not hold himself out to any third Party or to make any representation to any third Party that the Consultant has the right to do so.

7. Confidentiality Covenant. During the Consulting Period and thereafter, the Consultant shall not, and shall cause his affiliates not to, directly or indirectly, under any circumstance: (i) disclose any Confidential Information (as such term is hereinafter defined); (ii) act so as to impair the confidential or proprietary nature of any such Confidential Information; or (iii) offer or agree to, or cause or assist in the inception or continuation of, any such disclosure or impairment of any such Confidential Information or trade secret, unless consented to in writing by the Company or requested in connection with the performance of the Services. All Confidential Information is and shall remain the sole and exclusive property of the Company. For purposes hereof, the term "Confidential Information" shall mean any and all of the following (regardless of the medium in which maintained or stored): confidential or proprietary information or material not in the public domain about or relating to any aspect of the business, activities, plans, prospects or strategies (whether or not pursued) of the Company or any of its subsidiaries or affiliates including, without limitation, financial information and projections, research and development plans or projects; data and reports; computer materials such as programs, instructions, source codes, object codes and printouts; formulas; product-testing information; business improvements; processes; manufacturing processes; patent, trademark and other intellectual property strategies, licensing strategies, marketing and selling strategies; strategic business plans (whether or not pursued); budgets; licenses; pricing, pricing strategies and cost data; information regarding the skills and compensation of employees and consultants; the identities of customers and potential customers; forecasts, marketing techniques; the identities of suppliers, vendors and contractors; the terms of any contract or agreement; and any other information mentioned or data which is not public and/or of a confidential nature relating to any aspect of the business, operations, activities or condition (financial or otherwise) of the Company. In the event that the Consultant or any of his affiliates becomes legally required to disclose any Confidential Information, the Consultant will provide the Company with prior written notice thereof so that the Company may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 7 to permit a particular disclosure. In the event that such protective order or other remedy is not obtained, or that the Company waives compliance with the provisions of this Section 7 to permit a particular disclosure, the Consultant shall only disclose that portion of the Confidential Information which the Consultant is advised by the Consultant's legal counsel is legally required to be disclosed. For the purposes hereof Confidential Information shall not include any information (i) that is publicly known at the time of its disclosure other than through a breach of this Agreement by the Consultant; (ii) is lawfully received by the Consultant from a third party who, to the knowledge of the Consultant, after making reasonable inquiry, is not bound by a confidentiality obligation to the Company or who does not have a fiduciary or similar obligation to the Company; or (iii) was already known by the Consultant prior to its disclosure, as documented and evidenced by the Consultant's books and records.

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8. Representations and Warranties.

(a) Each Party hereby represents and warrants to the other that (i) it has the full power, ability and authority (corporate and otherwise) to execute and deliver this Agreement and to perform its obligations hereunder; (ii) the execution, delivery and performance of this Agreement has been duly authorized by such Party in accordance with all requisite corporate power (including business and corporate power) and authority; (iii) this Agreement constitutes its legal, valid and binding obligation, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium, insolvency and other similar laws affecting the enforcement of creditors' rights generally and that enforcement may be limited by general principles of equity; (iv) such Party's execution, delivery and performance of this Agreement does not violate, contravene or cause a breach of, or default under, any contract or agreement to which it is a party, or violate any decree, order or judgment to which it is a party or by which it or its properties or assets are bound or any law or regulation applicable to it; and (v) no consent from, filing with, or notice to any person or entity is required to be made or obtained by such Party in connection with its execution, delivery and performance of this Agreement.

(b) The Consultant hereby further represents and warrants to the Company that nothing in the Consultant's prior employment or consulting engagements will prohibit or limit his performance of the Services as contemplated hereby and that the Consultant is not bound by any agreement with any other parties that would be violated or breached by the Consultant's execution, delivery and performance of this Agreement.

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9. Amendment Entire Agreement. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the Parties hereto. Any waiver by a Party, of any breach of or failure to comply with any term, provision or condition of this Agreement by the other Party hereto shall not be construed as, or constitute, a continuing waiver of such term, provision or condition, or a waiver of any other breach of, or failure to comply with, any other term, provision or condition of this Agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any term, provision or condition of this Agreement shall be effective unless in a written instrument signed by the Party granting the waiver. No failure or delay by either Party to enforce or exercise its rights hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof, at any time whatsoever, or the exercise of any other right. This Agreement contains the entire understanding and agreement of the Parties relating to the subject matter hereof and it supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the Parties with respect to such subject matter, all of which are merged herein.

10. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested (with all costs prepaid), four (4) business days after being mailed, (c) if delivered by a recognized overnight courier service of recognized standing (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service), on (d) by facsimile transmission on the business day sent, if received before 5:00 p.m. in the time zone of the intended recipient, or on the next business day if received thereafter (with receipt confirmed by mechanically by the recipients fax machine) of the If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 10), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses as applicable:

If to the Company:

Viral Genetics, Inc.

2290 Huntington Drive, Suite 100

San Marino, CA 91108

Attn: Mr. Haig Keledjian

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Fax: (626) 334-5324

If to the Consultant:

Martin Eric Weisberg, Esq.

444 Madison Avenue Ste. 601

New York, NY 10022

Fax: (212) 888-5025

or to such other address as any Party may specify by notice given to the other Party in accordance with this Section 10.

11. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that State, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. Each of the Parties unconditionally and irrevocably consents to the exclusive jurisdiction of the courts of the State of New York, located in New York County and the Federal District Court for the Southern District of New York with respect to any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Parties hereby unconditionally and irrevocably waives any objection to venue in any such court, and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided in Section 10 of this Agreement. Each of the Parties hereby unconditionally and irrevocably waives the right to a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The prevailing Party in any such action, suit or proceeding shall be entitled to be reimbursed for its reasonable out-of-pocket costs and expenses incurred in connection thereafter, including, without limitation, reasonable attorneys' fees and expenses.

12. Severability. Should any provision of this Agreement be held to be invalid, illegal or unenforceable in any jurisdiction by a court of competent jurisdiction, that holding shall be effective only to the specific provision, the extent of such invalidity, illegally or unenforceability, without invalidating or rendering invalid, illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the Parties that this Agreement shall be fully enforced to the fullest extent permitted by applicable law.

13. Remedies. All rights and remedies hereunder and with respect to this Agreement shall be cumulative and may be exercised singly or concurrently.

14. Assignment. This Agreement and the rights and obligations hereunder may not be assigned by either Party hereto without the prior written consent of the other Parties hereby: provided that the Company may assign this Agreement to any person or entity that purchases all or substantially all of the assets of the Company or that purchases all of the stock of the Company. This Agreement shall be binding upon and shall inure to the benefit of .the Parties hereto and the respective successors of the Company (whether by merger, consolidation, recapitalization or other similar transaction) and permitted assigns of the Parties.

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15. Drafting History. In resolving any dispute under, or construing any provision in under, this Agreement, there shall be no presumption made or inference drawn (a) because the attorneys for one of the Parties drafted such provision of this Agreement, (b) because of the drafting history of the Agreement, or (c) because of the inclusion of a provision not contained in a prior draft or the deletion of a provision contained in a prior draft. This Agreement shall be construed and interpreted as if it was drafted jointly by the Company and the Consultant.

16. Headings, Counterparts, etc. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa. This Agreement may be executed in one or more counterparts, each of which, when takes together, shall constitute one and the same agreement. This Agreement may be executed by facsimile signature which shall constitute a legal and valid signature for purposes hereof.

[Signature Page to Follow]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first above written.

VIRAL GENETICS, INC.

By: /s/ Haig Keledjian
Name: Haid Keledjian
Title: President

/s/ Martin Eric Weisberg
Martin Eric Weisberg

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